UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
 (Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 28, 2013

Item 1. Schedule of Investments.

Tortoise North American Energy Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2013
	Shares	Fair Value
Master Limited Partnerships and Related Companies — 140.0%(1)
Crude/Refined Products Pipelines — 42.4%(1)
United States — 42.4%(1)
Buckeye Partners, L.P.(2)	132,300	$7,369,110
Enbridge Energy Partners, L.P.(2)	282,519	7,828,602
Holly Energy Partners, L.P.(2)	95,360	3,934,554
Magellan Midstream Partners, L.P.(2)	301,400	15,118,224
MPLX LP	69,272	2,264,502
NuStar Energy L.P.(2)	125,400	6,400,416
Oiltanking Partners, L.P.	24,900	1,093,110
Plains All American Pipeline, L.P.(2)	282,700	15,477,825
Rose Rock Midstream, L.P.	19,042	647,428
Sunoco Logistics Partners L.P.(2)	158,500	9,911,005
Tesoro Logistics L.P.(2)	57,800	2,884,220
		72,928,996

Natural Gas/Natural Gas Liquids Pipelines — 59.6%(1)
United States — 59.6%(1)
Boardwalk Pipeline Partners, L.P.(2)	151,612	4,025,299
El Paso Pipeline Partners, L.P.(2)	386,510	16,152,253
Energy Transfer Equity, L.P.(2)	110,400	5,872,176
Energy Transfer Partners, L.P.(2)	177,840	8,520,314
Enterprise Products Partners L.P.(2)(3)	293,700	16,643,979
EQT Midstream Partners, L.P.	44,263	1,679,338
Inergy Midstream, L.P.	125,900	3,014,046
Inergy Midstream, L.P.(4)	23,809	551,416
Kinder Morgan Management, L.L.C.(2)(5)	157,662	13,059,152
ONEOK Partners, L.P.(2)	144,240	7,905,794
Regency Energy Partners L.P.(2)	392,400	9,335,196
Spectra Energy Partners, L.P.(2)	102,300	3,776,916
TC PipeLines, L.P.(2)	27,000	1,238,220
Williams Partners L.P.(2)	212,300	10,551,310
		102,325,409
Natural Gas Gathering/Processing — 20.4%(1)
United States — 20.4%(1)
Access Midstream Partners, L.P.(2)	130,800	4,870,992
Copano Energy, L.L.C.(2)	149,006	5,745,671
Crestwood Midstream Partners, L.P.(5)	94,317	2,367,357
DCP Midstream Partners, L.P.(2)	107,759	4,378,248
MarkWest Energy Partners, L.P.(2)	82,600	4,722,242
Southcross Energy Partners, L.P.	26,141	598,890
Summit Midstream Partners, LP	45,300	1,020,156
Targa Resources Partners L.P.(2)	120,800	4,975,752
Western Gas Equity Partners, LP	41,104	1,396,303
Western Gas Partners L.P.(2)	90,700	4,973,988
		35,049,599

Oil and Gas Production — 16.4%(1)
United States — 16.4%(1)
BreitBurn Energy Partners L.P.(2)	181,288	3,526,052
EV Energy Partners, L.P.(2)	103,900	5,819,439
Legacy Reserves, L.P.(2)	126,600	3,339,708
Linn Energy, L.L.C.(2)	256,200	9,738,162
Pioneer Southwest Energy Partners L.P.(2)	150,900	3,549,168
Vanguard Natural Resources, LLC(2)	78,000	2,169,180
		28,141,709

Marine Transportation — 1.2%(1)
Republic of the Marshall Islands — 1.2%(1)
Teekay LNG Partners L.P.(2)	53,500	2,094,525

Total Master Limited Partnerships and
Related Companies (Cost $147,476,848)		240,540,238

Common Stock — 2.3%(1)
Marine Transportation — 0.8%(1)
Republic of the Marshall Islands — 0.8%(1)
Teekay Offshore Partners L.P.(2)	52,700	1,475,073

Other — 1.5%(1)
Republic of the Marshall Islands — 1.5%(1)
Seadrill Partners LLC	90,000	2,519,100

Total Common Stock (Cost $3,239,530)		3,994,173

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.12%(6) (Cost $74,572)	74,572	74,572

Total Investments — 142.4%(1) (Cost $150,790,950)		244,608,983
Interest Rate Swap Contracts - (0.6%)(1)
$25,000,000 notional - Unrealized Depreciation		(1,047,810)
Other Assets and Liabilities — (41.8%)(1)		(71,784,617)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$171,776,556

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) All or a portion of the security is segregated as collateral for the margin borrowing facility.
(3) All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $1,047,810.
(4) Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $551,416, which represents 0.3% of net assets.
(5) Security distributions are paid-in-kind.
(6) Rate reported is the current yield as of February 28, 2013.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2013. These assets are measured on a recurring basis.

Description	Fair Value at February 28, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$3,994,173	$3,994,173	$-	$-
Master Limited Partnerships and Related Companies(a)	240,540,238	239,988,822	551,416	-
Total Equity Securities	244,534,411	243,982,995	551,416	-
Other:
Short-Term Investment(b)	74,572	74,572	-	-
Total Assets	$244,608,983	$244,057,567	$551,416	$-
Liabilities
Interest Rate Swap Contracts	$1,047,810	$-	$1,047,810	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through February 28, 2013.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels during the period ended February 28, 2013.

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors.  The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at February 28, 2013.

Investment Security		Number of Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value Per Share	Fair Value as Percent of Net Assets
Inergy Midstream, L.P.	Unregistered Common Units	23,809	12/7/12	$ 499,989	$ 551,416	$ 23.16	0.3%

The carrying value per unit of unrestricted common units of Inergy Midstream, L.P. was $23.10 on November 3, 2012, the date of the purchase agreement and the date an enforceable right to acquire the restricted Inergy Midstream, L.P. units was obtained by the Company.

As of February 28, 2013, the aggregate cost of securities for federal income tax purposes was $119,619,373.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $124,989,610, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $124,989,610.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise North American Energy Corporation

Date: April 23, 2013	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise North American Energy Corporation

Date: April 23, 2013	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise North American Energy Corporation

Date: April 23, 2013	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer